Exhibit 10.1

FIRST MODIFICATION TO LEASE DATED OCTOBER 24, 2012
BY AND BETWEEN
CAL-SORRENTO, LTD., A CALIFORNIA LIMITED
PARTNERSHIP AS LESSOR
AND
HALOZYME THERAPEUTICS, INC., A DELAWARE
CORPORATION AND HALOZYME, INC., A CALIFORNIA
CORPORATION AS LESSEE

The fourth sentence of Section 10 of the Work Letter attached to and made part of said Lease is hereby modified to state as follows:
If possession is not delivered b October 1, 2013, as the same may be extended under the terms of the Work Letter executed by Parties, Lessee may, at its option, by notice in writing, on or before October 11, 2013, (except as extended under the terms of the Work Letter) cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder.
All other terms and conditions of said Lease shall remain the same.

CAL-SORRENTO, LTD.,                HALOZYME THERAPEUTICS, INC.,
A CALIFORNIA LIMITED                A DELAWARE CORPORATION
PARTNERSHIP, BY H&M                AND HALOZYME, INC., A
INVESTMENTS                    CALIFORNIA CORPORATION

BY: /s/Steve Higgins             BY: /s/ Kurt Gustafson
Steve Higgins – General Partner                Kurt Gustafson
DATE: March 19, 2013         DATE: March 18, 2013